UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2016 (June 17, 2016)

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road , Suite 1200, Atlanta, GA		30328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 395-4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following items of business were acted upon at the 2016 annual meeting of stockholders of Axiall Corporation (the “Company”) held on June 17, 2016: (1) the election of nine directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; (2) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the annual meeting proxy statement; (3) the approval of the material terms for qualified performance-based compensation under the 2011 Equity and Performance Incentive Plan, as amended; (4) the approval of the material terms for qualified performance-based compensation under the Company’s Annual Incentive Compensation Plan; and (5) the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

The results of voting on the election of directors were as follows:

Director Nominee	Votes For	Withheld	Broker Non-Votes

Timothy Mann, Jr.	61,057,660	458,867	N/A

T. Kevin DeNicola	61,053,929	462,598	N/A

Patrick J. Fleming	61,059,779	456,748	N/A

Robert M. Gervis	60,952,072	564,455	N/A

Victoria F. Haynes	61,012,125	504,402	N/A

William L. Mansfield	61,061,378	455,149	N/A

Michael H. McGarry	61,064,570	451,597	N/A

Mark L. Noetzel	60,954,026	562,501	N/A

David N. Weinstein	61,027,428	489,099	N/A

The results of voting on the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the annual meeting proxy statement were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,769,613	709,489	37,425	N/A

The results of voting on the approval of the material terms for qualified performance-based compensation under the 2011 Equity and Performance Incentive Plan, as amended, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,764,352	1,714,395	37,780	N/A

The results of voting on the approval of the material terms for qualified performance-based compensation under the Company’s Annual Incentive Compensation Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,910,055	568,320	38,152	N/A

The results of voting on the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,444,068	34,906	37,553	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

By:	/s/ Daniel S. Fishbein
Name:	Daniel S. Fishbein
Title:	Vice President and General Counsel

Date: June 22, 2016